Tony Takazawa

Vice President, Global Investor Relations

June 29, 2006

Welcome

Forward-Looking Statements and GAAP Reconciliation

This presentation contains "forward-looking statements" as defined under the Federal
Securities Laws. Actual results could differ materially from those projected in the forward-
looking statements as a result of certain risk factors, including but not limited to: (i) risks associated with acquisitions and investments, including the challenges and costs of closing, integration, restructuring and achieving anticipated synergies associated with the acquisition; (ii)
adverse changes in general economic or market conditions; (iii) delays or reductions in information technology spending; (iv) competitive factors, including but not limited to pricing pressures and new product introductions; (v) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (vi)
component and product quality and availability; (vii) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (viii) insufficient, excess or obsolete inventory; (ix) war or acts of terrorism; (x)
the ability to attract and retain highly qualified employees; (xi) fluctuating currency exchange rates; and (xii) other one-time events and other important factors disclosed previously and from time to time in EMC's and RSA Security’s filings with the U.S. Securities and Exchange
Commission. EMC and RSA Security disclaim any obligation to update any such forward-
looking statements after the date of this presentation.

This presentation contains non-GAAP financial measures. A reconciliation to GAAP is included in these slides and can be found on www.EMC.com.

Agenda

EMC Corporate Direction

Joe Tucci, EMC Chairman, President and CEO

EMC Strategic Rationale

Dennis Hoffman, EMC Vice President Information Security

RSA Security Strategic Rationale

Art Coviello, RSA Security President and CEO

Transaction Summary

Bill Teuber, EMC Vice Chairman and Chief Financial Officer

Summary and Q&A

EMC²
where information lives

EMC²
Storage
Company
EMC²
Storage &
Information
Mgmt
EMC²
Information
Infrastructure
1991-2002
2003-2005
2005+

EMC has Evolved into a
Trusted Information Infrastructure Provider

Intelligent Information Mgmt Software

Archiving Software

Data Mobility Software

Protection Software

Tiered Storage

Content Management Software

Information Lifecycle Management

Info
Centric
Security

EMC’s Evolving Information Infrastructure

Services

EMC’s Storage Business is Strong and Growing!

Our plan is for our storage business to sustain
double-digit growth over the next several years.

And,

it is EMC’s goal to grow five of our business
areas to the billion-dollar mark over the next

several years.

EMC’s Billion-Dollar Business Opportunities

Technology/ Business                  Goal                 Foundation

VMware Infrastructure                                 $1B                                       VMware

Content Management                                      $1B           Documentum +

Resource Management                             $1B    Smarts, ControlCenter

Storage Virtualization                                    $1B        Invista, Rainfinity

Information Security                                          $1B           RSA Security

Source: Morgan Stanley November CIO Survey, Jan. 3, 2006

1.    Security (Software)

2.   Security (HW & Services)

3.   Storage Area Networks

4.   Wireless LAN

5.   Storage Software

6.   Portal Software

7.   VOIP Infrastructure

8.   IT Education and Training

9.   Storage Hardware

10. Business Intelligence Software

The Security of Information Drives Security to the Top

Compliance-driven Security
Priorities

1.   Identity and access management

2.    Information leakage prevention

3.    Strong authentication

4.    Policy compliance software

5.    Encryption

Source: Merrill Lynch CISO Survey, June 2006

Overall IT
Priorities

Agenda

EMC Corporate Direction

Joe Tucci, EMC Chairman, President and CEO

EMC Strategic Rationale

Dennis Hoffman, EMC Vice President Information Security

RSA Security Strategic Rationale

Art Coviello, RSA Security President and CEO

Transaction Summary

Bill Teuber, EMC Vice Chairman and Chief Financial Officer

Summary and Q&A

The Problem: Digital Information Simply Isn’t Secure

Source: Enterprise Strategy Group
March 2006

18%

82%

Data confidentiality and integrity are the top-of-mind security concerns

Fear of data loss/privacy breach

Protecting sensitive data from
unauthorized access and use

Significant financial implications

Fear of audit and non-compliance

Compliance with internal and external
mandates on data protection

Significant legal implications

… fewer than one in five
companies feel all their
data is adequately
protected

Despite significant of
investment in security
technology and
services…

Anti-virus
Threat
Detection
Change/Patch
Management
Clients
VPN
Servers
LAN
SAN
Authentication
Web
Filtering
Firewall
Anti-virus
Anti-Spyware

•

–

–

Today’s Information Security Solutions are Insufficient

Most information security products don’t actually secure information

They protect networks, laptops, and servers

They do little to protect the confidentiality and integrity of information

Today’s Information Security Solutions are Insufficient

Information is in constant motion throughout its lifecycle –
making it difficult to lock down

Perimeters and resources are constantly being traversed

A New Approach is Needed

Secure information throughout its lifecycle

Information Security is an Information Management problem

From: network-focused, perimeter-centric

To: data-focused, information-centric

Capture

Create

Collaborate

Version

Manage

Publish

Archive

Retire

Re-archive

Query

The Lifecycle of Enterprise Information

EMC²
where information lives

Assure
Policy
Compliance
Assess
Security of
Information
1
Secure
Information
Infrastructure
Protect
Data
Directly

EMC’s Strategy: Information-Centric Security

4

3

2

The Essence of Information-centric Security

3

2

Protect

Data

Directly

Secure

Information

Infrastructure

Data

People

Management via Policy, Process and Technology

Agenda

EMC Corporate Direction

Joe Tucci, EMC Chairman, President and CEO

EMC Strategic Rationale

Dennis Hoffman, EMC Vice President Information Security

RSA Security Strategic Rationale

Art Coviello, RSA Security President and CEO

Transaction Summary

Bill Teuber, EMC Vice Chairman and Chief Financial Officer

Summary and Q&A

Who We Are

RSA Security is the leader in protecting online identities and digital assets

RSA Security invented core security technologies for the
Internet and continues to build on a 20 year history of
innovation

2005 Annual revenue of $310 million

Cash balance as of 3/31/06 of $208 million, approximately
$2.90 per share

Headquarters in Bedford, Mass., with offices
around the world

Technical Foundation of Information-centric Security

3

2

Protect

Data

Directly

Secure

Information

Infrastructure

Data

People

Management via Policy, Process and Technology

Identity and Access
Management

Encryption and Key
Management

Manage Keys

Encrypt

Authenticate

Authorize

Audit

RSA Security Provides a Security Services Platform

3

2

Protect

Data

Directly

Secure

Information

Infrastructure

Data

People

Management via Policy, Process and Technology

Identity and Access
Management

Encryption and Key
Management

Manage Keys

Encrypt

Authenticate

Authorize

Audit

RSA

SECURITY

Market-leading OTP

Tokens, USBs, smart
cards,
on PDAs, cell phones

Certificate & smart chip-
based solutions

Enterprise Solutions
Protecting and Empowering Trusted Identities

Leverage: Identity Empowerment

Web SSO and Access
Management:

Enterprise  SSO:

Cross-Domain SSO
(Federation)

Backend Infrastructure

Administrative tools &
workflow

Data repository integration

Scalable, reliable real-time
performance

Trusted

Identity

Within
Transaction
Protection

At Entry
Authentication

Outside
Threats
Management

Stop Phishing &
Pharming

User-to-Site & Site-
to-User

Authentication

Fraud & Risk
Management

RSA eFraudNetwork

Consumer-Facing Solutions
Protecting Digital Identities in the Online Marketplace

EMC²
where information lives®

Adobe
ORACLE
NOKIA
CONNECTING PEOPLE
SONY

NORTHROP GRUMMAN
BOEING

Ford
ACCOR
VISA

Data Protection Solutions:
Protection for Data in Transit and Data at Rest

Government
Software solutions

Software and
Device OEMS

Embedded Suite

Crypto “Kernel”

Code Signing

FIPS 140 Support

Suite B Support

Porting Services

Enterprise/B2B

Applications

Key Management

App Security

Database Security

Agenda

EMC Corporate Direction

Joe Tucci, EMC Chairman, President and CEO

EMC Strategic Rationale

Dennis Hoffman, EMC Vice President Information Security

RSA Security Strategic Rationale

Art Coviello, RSA Security President and CEO

Transaction Summary

Bill Teuber, EMC Vice Chairman and Chief Financial Officer

Summary and Q&A

Transaction Summary

1 Enterprise value equals equity value of $2.3 Billion net of RSA’s cash of $230 Million

Deal Structure:

All cash transaction

Current Value :

$28.00 per share

Expected Closing :

Late Q3 /early Q4 2006

Slightly less than $2.1 Billion1

of enterprise value

Financial Highlights

GAAP EPS dilutive by $0.03

Due primarily to foregone interest income on cash

Non-GAAP¹ EPS neutral

GAAP EPS neutral

Non-GAAP¹ EPS accretive by $0.03

2007

2008

¹ Excludes intangible amortization and stock option expense

Organization

RSA will operate as EMC’s new Information Security
Division

Art Coviello will become an Executive Vice President of
EMC and President of the Information Security Division

Future security activities and acquisitions will become part of the Information Security Division

Agenda

EMC Corporate Direction

Joe Tucci, EMC Chairman, President and CEO

EMC Strategic Rationale

Dennis Hoffman, EMC Vice President Information Security

RSA Security Strategic Rationale

Art Coviello, RSA Security President and CEO

Transaction Summary

Bill Teuber, EMC Vice Chairman and Chief Financial Officer

Summary and Q&A